Netcapital *Inc.*

A Digital Private Capital Markets Ecosystem

Democratizing Private Markets | Empowering Entrepreneurs to Succeed

Investor Update

August 2021

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Netcapital Inc.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Netcapital Inc.'s actual results to differ materially from those described in the forward-looking statements can be found in Netcapital Inc.'s Annual Report on Form 10-K for the year ended April 30, 2021 which has been filed with the Securities and Exchange Commission and is available on netcapitalinc.com and on sec.gov. Netcapital Inc. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.



Netcapital: Who We Are

Netcapital

Fintech company with scalable technology platform

- Empowers private companies to raise capital online
- Provides investors with access to new investment opportunities in private companies
- Markets private capital raises
- Incubates and takes equity positions in select, early-stage companies with disruptive technologies



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BioTech
C-Reveal Therapeutics
$141B oncology market
Invest →
Aerospace
Orbital Assembly Corporation
$490 Bn aerospace industry
Invest →
4(a)(6) offering provided by Netcapital Funding Portal, Inc.
Drone Services
Deuce Drone
Invest →
4(a)(6) offering provided by Netcapital Funding Portal, Inc.

Attractive Valuation vs. Peers

Netcapital Inc. sells at a significant discount to peers:

38x Revenues*	**33x** Revenues**	**8x** Revenues***
WEFUNDER	start engine	Netcapital Inc.

* Source: Wefunder Form C filed 3/15/2021

** Source: StartEngine Form 1-A filed 8/5/2021

*** based on 8/10/21 closing price of NCPL

Market Opportunity

Significant opportunity to disrupt private capital markets with financial technology:

$149B	$149 billion raised through U.S. venture funding in 2020 ***(CB Insights)***
$70B	$70 billion raised through U.S. venture funding in June quarter 2021 ***(CB Insights)***
2x ⇧	Private capital markets growing at twice the rate of public markets ***(Forbes)***

> *Private capital markets...have leapfrogged public markets to become the most popular way for companies to raise money in the U.S.* — *The Wall Street Journal*

Business Model

Fee income plus equity stakes

Fees:

- 4.9% success fee on capital raised through the platform
- Consulting fees
- Engagement and other fees

Equity stakes provide optionality through possible exits (sale or IPO).

ATS partnership creates potential path to monetization of Secondary Transfer Feature.



Team

Management Team Comprised of Experienced Institutional Investors, Angel investors and Entrepreneurs



Cecilia Lenk

CEO Netcapital Inc.

- Ph.D., Harvard
- Angel Investor, Launchpad Venture Group



Coreen Kraysler, CFA

CFO Netcapital Inc.

- S.M., MIT Sloan
- Former Morningstar 5-star Rated Portfolio Manager



Carole Murko, CFA

CMO Netcapital Inc.

- M.A. NYU
- Institutional Marketing, State Street Global Advisors



Jason Frishman

CEO Netcapital Funding Portal Inc.

- B.S., Summa Cum Laude, University of Miami
- Advisor, The Capital Network

Significant Milestones Achieved

Netcapital achieved significant milestones this year:

OTC Markets	Netcapital	Rialto
Upgraded to OTCQX	Closed purchase of Netcapital Funding Portal Inc.	Established ATS partnership with Rialto Markets

Management Delivers Strong Year-Over-Year Results

Fiscal year ending April 30, 2021

169% ⇧	Generated revenues of **$4.7 million**, an increase of 169%
$2.5 M ⇧	Grew cash balances to **$2.5 million**
$0.89	Reported fully diluted EPS of **89 cents** per share
348% ⇧	Increased equity securities at fair value by 348% to **$6.3 million**
$8.61	Grew book value per share to **$8.61**

Netcapital Posts Strong Revenue Growth

Revenues grew 169% year-over-year for the year ended 4/30/2021.


Revenues
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$1,013,612
$1,753,558
$4,721,003
FY 2019
FY 2020
FY 2021

Netcapital Posts Strong Net Income Growth

Net income grew 143% year-over-year for the year ended 4/30/2021.


Net Income
$1,500,000
$1,000,000
$500,000
$0
$582.880
$604,851
$1,469,660
FY 2019
FY 2020
FY 2021

Netcapital Posts Strong Equity Portfolio Growth

Equity securities at fair value grew by 348% year-over-year.



$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$647,317
$1,406,982
$6,298,008
FY 2019
FY 2020
FY 2021

Funding Portal Generated Strong Momentum

Dollars invested through the platform increased sixfold vs. prior fiscal year.


Dollars Invested Through the Platform
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$2,843,467
$17,258,804
Fiscal 2020
Fiscal 2021

Netcapital Funding Portal Triples Market Share

Netcapital funding portal market share has more than tripled since first quarter of FY 2021.



Netcapital Funding Portal Market Share
10.0%
7.5%
5.0%
2.5%
0.0%
1Q FY 2021
2Q FY 2021
3Q FY 2021
4Q FY 2021
1Q FY 2022
July 2021

Source: KingsCrowd and company data

Platform Momentum Accelerating in 1Q2022

Netcapital funding portal showing strong momentum in first quarter of fiscal 2022.

38% ⇧	June dollars invested up 38% vs. fourth quarter monthly average
$1 M	Dollars invested increased by almost $1 million vs. fourth quarter average
300,000	More than 300,000 unique visitors to netcapital.com during month of June
545% ⇧	June visitors to Netcapital funding portal up 545% year over year

Increase in Funding Limits Provides Tailwind

SEC raised funding limits for RegCF, Reg D, and Reg A on March 15, 2021.

Offering limits raised to:

$5M	RegCF: $5 million from $1.07 million, every twelve months
$10M	Regulation D, Rule 504: $10M from $5M
$75M	Regulation A Tier 2: $75M from $50M

SEC Rule Change Helps Drive Sharp Rise in Online Investments


RegCF Industry Funding Commitments
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
$69,504,389
$111,368,657
$324,931,112
2019
2020
2021
Fiscal Year

Source: KingsCrowd

Portfolio Companies Generating Strong Momentum: Deuce Drone

Drone delivery technology: transforming last mile delivery for retailers

DEUCE 2 DRONE

- Secured exclusive contract for food delivery at BB&T Centre in Mobile, AL
- Successfully completed first food delivery run: Operation Smoothie
- Built out team, including addition of General Ed Fienga as COO

Portfolio Companies Generating Strong Momentum: Must Watch

Technology: connecting people through television

MUST WATCH

- Launched show recommendation app in the App store
- Awarded 5 star rating by users
- Added acclaimed Hollywood producer and screenwriter, Jason Keller, to team

Portfolio Companies Generating Strong Momentum: Zelgor

Mobile games: building an intergalactic entertainment empire

Zelgor Games

- Completed Stability Test Launch of company's first mobile game, *Noobs in Space*
- Generated thousands of downloads within first 48 hours
- Sold out Netcapital offering

Portfolio Companies Generating Strong Momentum: ChipBrain

AI: Emotionally intelligent AI for sales professionals

CHIPBRAIN

- Built core machine learning models
- Performing pilot tests with multiple customers
- Sold out two rounds of financing on the Netcapital platform
- Closed venture round at $20 million valuation

Portfolio Companies Generating Strong Momentum: KingsCrowd

Fintech: ratings and analytics for online private markets

KINGSCROWD

- Grew subscriber base to 350,000
- Generated almost half a million dollars in revenue last year
- Rated over $500 million in transactions with proprietary rating algorithm
- Launched $15 million Reg A+ round at $45 million pre-money valuation

Portfolio Companies Generating Strong Momentum: C-Reveal Therapeutics

Immunotherapy: enabling the body's immune system to recognize and destroy cancer cells

C-Reveal THERAPEUTICS

- Proprietary technology developed at MGH and Harvard University
- Raised over $1 million on Netcapital platform
- Closed $3 million venture round
- Led by management team with over $8 billion in previous exits

Investment Case Summary

- Netcapital Inc. is a digital private capital markets ecosystem
- Significant secular opportunity to disrupt traditional funding sources
- Well positioned for growth with a differentiated value proposition:
  - Combines Netcapital's scalable technology platform with Netcapital Advisors' unique and proven capabilities
  - Netcapital.com facilitates both primary offerings and potential secondary liquidity through an ATS partnership with Rialto
- Rialto partnership affords path to monetizing Secondary Transfer Feature
- Equity stakes provide upside optionality
- Team: Experienced institutional investors, angels investors and entrepreneurs
- SEC regulatory enhancements are a tailwind

Netcapital *Inc.*

Netcapital *Advisors*

Netcapital

Thank You

Coreen Kraysler, CFA

coreen.kraysler@netcapital.com

781-925-1700

Netcapital *Inc.*

https://netcapitalinc.com